Summary Prospectus
May 1, 2017
Anchor Series Trust
Strategic Multi-Asset Portfolio
(Class 1 and Class 3 Shares)
Anchor Series Trust’s Statutory Prospectus and Statement of Additional Information dated May 1, 2017, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Portfolio is offered only to the separate accounts of certain affiliated and unaffiliated life insurance companies and is not intended for use by other investors.
Before you invest, you may want to review Anchor Series Trust’s Statutory Prospectus, which contains more information about the Portfolio and its risks. You can find the Statutory Prospectus and the above-incorporated information online at www.aig.com/getprospectus. You can also get this information at no cost by calling (800) 445-7862 or by sending an e-mail request to fundprospectus@sunamerica.com.
The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Goal

The investment goal of the Strategic Multi-Asset Portfolio (the “Portfolio”) is high long-term total investment return.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If the separate account’s fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	1.00%	1.00%
Service (12b-1) Fees	None	0.25%
Other Expenses[1]	1.08%	1.08%
Total Annual Portfolio Operating Expenses	2.08%	2.33%
Fee Waivers and/or Expense Reimbursements[2,3]	-1.22%	-1.22%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[2,3]	0.86%	1.11%
[1]	“Other Expenses” for Class 3 shares are based on estimated amounts for the current fiscal year.
[2]	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed to waive its fees and/or reimburse the expenses of the Portfolio until April 30, 2018, so that the Portfolio’s “Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements” do not exceed 0.86% for Class 1 shares and 1.11% for Class 3 shares. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of Anchor Series Trust’s (the “Trust”) business on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of any such waivers and/or reimbursements, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements occurred. This Agreement may be terminated prior to April 30, 2018 by the Board of Trustees, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
[3]	The Expense Limitation Agreement is effective as of August 19, 2016. However, the “Fee Waivers and/or Expense Reimbursements” and “Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements” reflect the contractual expense limitation for Class 1 shares and Class 3 shares relative to the fees and expense information shown in the fee table for the fiscal year ended December 31, 2016.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all fee waivers and/or reimbursements remain in place until April 30, 2018. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 88	$534	$1,006	$2,313

Anchor Series Trust

Strategic Multi-Asset Portfolio
	1 Year	3 Years	5 Years	10 Years
Class 3 Shares	113	610	1,134	2,572
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 87% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio’s principal investment strategy is to actively allocate the Portfolio’s assets among U.S. and foreign, large, medium and small company equity securities, global fixed income securities (including high-yield, high-risk bonds) and cash to achieve total investment return. “Total investment return” is a measure of performance which combines all elements of return including income and capital appreciation.
The Portfolio will principally invest in equity securities of large-, mid- and small-cap companies, convertible securities, and foreign equity securities. The Portfolio will also principally invest in fixed income securities, including U.S. Government securities, foreign fixed income securities, emerging market securities, asset-backed and mortgage-backed securities, corporate bonds and preferred stocks. The Portfolio will also make short-term investments.
In addition, the Portfolio may invest in derivative instruments, including equity index futures and interest rate futures. The Portfolio will use equity index futures and interest rate futures to increase or decrease exposure to equity and bond markets in connection with asset allocation decisions. The Portfolio may also use currency forwards and interest rate futures to manage foreign currency, duration and yield curve positioning within the Portfolio.
Asset allocation views may be expressed through equity, fixed income, money market instruments and other assets. The Portfolio may use an active trading strategy to achieve its objective.
Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal(s) will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance
Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goal(s). If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests significantly in equities. As with any equity fund, the value of your investment in this Portfolio may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the Portfolio. In addition, individual stocks selected for the Portfolio may underperform the market generally for a variety of reasons, including poor company earnings results.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back or “call” certain of the convertible securities at a time unfavorable to the Portfolio.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Management Risk. The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities

Anchor Series Trust

Strategic Multi-Asset Portfolio
selected by the portfolio managers will produce the desired results.
Fixed Income Securities Risk. The Portfolio invests significantly in various types of fixed income securities. As a result, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by issuers of fixed income securities. As interest rates rise, the prices for fixed income securities typically fall, and as interest rates fall, the prices typically rise. To the extent that the Portfolio is invested in the bond market, movements in the bond market may affect its performance. In addition, individual fixed income securities selected for this Portfolio may underperform the market generally.
Credit Risk. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. An issuer held in this Portfolio may not be able to honor its financial obligations, including its obligations to the Portfolio.
Risk of Investing in Junk Bonds. High yield, high risk bonds commonly known as “junk bonds” are generally subject to greater credit risks than higher-grade bonds. Junk bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Foreign Investment Risk. The Portfolio’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
U.S. Government Securities Risk. Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government. The maximum potential liability of the issuers of some U.S. Government securities held by the Portfolio may greatly exceed their current resources, including their legal right of support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Portfolio might not be able to recover its investment from the U.S. Government.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Large-Cap Companies Risk. Large-cap companies tend to go in and out of favor based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller market capitalization companies.
Small- and Medium-Sized Companies Risk. Securities of small- and medium-sized companies are usually more volatile and entail greater risks than securities of large companies.
Derivatives Risk. A derivative is any financial instrument whose value is based on and determined by another security, index or benchmark (e.g., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging as described below and in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Anchor Series Trust

Strategic Multi-Asset Portfolio
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.
Currency Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Currency Transactions Risk. If changes in the currency exchange rates do not occur as anticipated, the Portfolio may lose money on forward currency transactions. The Portfolio’s ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile. Currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI ACWI Index, the Citigroup World Government Bond Index (U.S. $ hedged, ex-Switzerland), the Citigroup 3-Month Treasury Bill Index, the Citigroup World Government Bond Index (U.S. $ hedged) and a blended index. The blended index consists of 65% MSCI ACWI Index, 30% Citigroup World Government Bond Index (U.S. $ Hedged, ex-Switzerland), and 5% Citigroup 3-Month Treasury Bill Index (the “Blended Index”). Effective January 1, 2017, the Citigroup World Government Bond Index (U.S. $ hedged, ex-Switzerland) was replaced as a component in the Blended Index with the Citigroup World Government Bond Index (U.S. $ hedged) (the “New Blended Index”). The New Blended Index may be more representative of the market sectors or types of securities in which the Portfolio invests than any of the individual benchmark indices in that it includes both equity and fixed-income components. No performance is shown for Class 3 shares because Class 3 shares do not have annual returns for a full calendar year. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 14.00% (quarter ended September 30, 2009) and the lowest return for a quarter was -12.72% (quarter ended September 30, 2008).

Anchor Series Trust

Strategic Multi-Asset Portfolio
Average Annual Total Returns (For the periods ended December 31, 2016)
	1 Year	5 Years	10 Years
Class 1 Shares	1.85%	8.30%	5.20%
MSCI ACWI Index	7.86%	9.36%	3.56%
Citigroup 3-Month Treasury Bill Index	0.27%	0.09%	0.73%
Citigroup World Gov’t Bond Index (U.S. $ hedged)	3.75%	3.59%	4.24%
Citigroup World Gov’t Bond Index (U.S. $ hedged, ex-Switzerland)	4.48%	2.87%	3.98%
New Blended Index	6.41%	7.30%	4.01%
Blended Index	6.63%	7.08%	3.94%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management, LLC.
The Portfolio is subadvised by Wellington Management Company LLP.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Dáire T. Dunne, CFA Managing Director and Director, Global Multi-Asset Strategies, APAC, Portfolio Manager	2012
Nicolas M. Choumenkovitch Senior Managing Director and Equity Portfolio Manager	2000
Mark H. Sullivan, CFA, CMT Senior Managing Director and Fixed Income Portfolio Manager	2015
Purchases and Sales of Portfolio Shares

Shares of the Portfolio may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies. Shares of the Portfolio may be purchased and redeemed each day the New York Stock Exchange is open at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums.
Tax Information

The Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however, you may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from such tax deferred arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Variable Contracts. The Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.
CSP-03311Y_707_723 (5/17)
Anchor Series Trust

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